LONG-TERM DEBT	12 Months Ended
Dec. 31, 2011
LONG-TERM DEBT [Abstract]
LONG-TERM DEBT
12.	LONG-TERM DEBT

The Company has a $500 million revolving credit facility (the "Credit Facility"), with a maturity in 2013.

The Credit Facility provides funding for future vessel acquisitions and general corporate purposes. The Credit Facility cannot be reduced by the lender and there is no repayment obligation of the principal during the term of the facility. Amounts borrowed under the Credit Facility bear interest at an annual rate equal to LIBOR plus a margin between 0.70% and 1.20% (depending on the loan to vessel value ratio). The Company pays a commitment fee of 30% of the applicable margin on any undrawn amounts. Total commitment fees paid for the year ended December 31, 2011 and December 31, 2010 were $0.8 million and $0.9 million, respectively. The undrawn amount of this facility as of December 31, 2011 and December 31, 2010 was $270.0 million and $425.0 million, respectively.

Borrowings under the Credit Facility are secured by first priority mortgages over the Company's vessels and assignment of earnings and insurance. Under the terms and conditions of the Credit Facility, the Company is, among other things, required to maintain certain loan to vessel value ratios, and to maintain a book equity of no less than $150.0 million, and to remain listed on a recognized stock exchange, and to obtain the consent of the lenders prior to creating liens on or disposing of the Company's vessels. The Company is permitted to pay dividends in accordance with its dividend policy as long as it is not in default under the Credit Facility.

At December 31, 2011, accrued interest and commitment fee was $0.2 million which was paid during the first quarter of 2012. The Company was in compliance with its loan covenants for the year ended December 31, 2011.